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                                                                    EXHIBIT 99.1

    WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, the Chief Executive Officer and the Chief Financial Officer of CT Communications, Inc. (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

         (a) the Form 10-Q of the Company for the Quarter Ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                /S/ Michael R. Coltrane
                                ----------------------------------------
                                Michael R. Coltrane
                                Chief Executive Officer
                                November 14, 2002

                                /S/ James E. Hausman
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                                James E. Hausman
                                Chief Financial Officer
                                November 14, 2002